SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2001

ITEX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-18275 (Commission File No.)	93-0922994 (I.R.S. Employer Identification No.)

3400 Cottage Way
Sacramento, California 95825
(916) 679-1111
(Address and telephone number of principal executive offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT 10.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

License of Franchise

On September 17, 2001, ITEX Corporation (the “Company”) entered into a Modification of Agreement modifying its Fee Paid Independent Retail Brokerage Agreement (the “Agreement”) entered into on July 1, 2001. The Agreement, granted a license in Vancouver, British Columbia, for a US$400,000 fee (US$160,000 paid, and monthly payments thereafter). After entering into the Agreement, ITEX and the independent operator discovered the trade volume of certain members transferred from its recently acquired Ubarter acquisition was not as high as the parties expected. The fees were reduced to US$250,000 (payable in installments every four weeks starting on November 1, 2001). For payment of the fee, the independent operator has the option (i) to pay at least US$125,000 by January 15, 2002 with the balance payable in installments every four weeks without interest or (ii) to pay the entire amount in installments every four weeks with interest accruing at a rate of 9% with all interest payable at the end of the term. Due to unforeseen expenditures upon the commencement of the independent operator’s business, the independent operator is entitled to a credit of CN$18,000 against any accrued interest.

The foregoing summary is intended to highlight certain essential elements of the transaction and is not intended to be a complete description of all of the terms of the Modification of Agreement. The Modification of Agreement is attached as an exhibit to this Current Report and the foregoing is qualified in its entirety by the more detailed provisions and disclosure contained in the actual agreement.

Forward Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company’s concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges and; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-K’s and Form 10-Qs. All statements other than statements of historical fact included in this Current Report, including without limitations, company’s business strategy, plans and objectives, are forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

Exhibit No.	Exhibit Description

10.1	Modification of Agreement of Fee Paid Independent Brokerage Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2001		ITEX CORPORATION a Nevada Corporation

	/s/	COLLINS M. CHRISTENSEN
Collins M. Christensen President and Chief Executive Officer (Principal Executive Officer)

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